Janus Equity Funds

  Suplemento de fecha 1 degrees de enero del 2000 del Prospecto de fecha 17 de febrero de 1999, conforme al suplemento del 16 de abril de 1999

ESTA INFORMACION SIRVE DE SUPLEMENTO DEL PROSPECTO DE LOS COMBINED EQUITY FUNDS DE JANUS INVESTMENT FUNDS DE FECHA 17 DE FEBRERO DE 1999, CONFORME AL SUPLEMENTO DEL 16 DE ABRIL DE 1999. ESTE SUPLEMENTO, JUNTO CON EL PROSPECTO, CONSTITUYE UN PROSPECTO VIGENTE. PARA SOLICITAR OTRA COPIA DEL PROSPECTO, POR FAVOR, LLAME AL 1-800-525-3713.

La siguiente informacion debe ser anadida a la seccion de Personal de Inversion/ Administradores de Cartera en la pagina 56 del Prospecto:

Laurence J. Chang fue designado co-administrador del Janus Worldwide Fund el 30 de septiembre de 1999. Antes de actuar como co-administrador del Fondo, fue administrador asistente de cartera del Janus Worldwide Fund desde diciembre de 1996. El Sr. Chang ha co-administrado el Janus Overseas Fund desde abril de 1998. El Sr. Chang se incorporo a Janus Capital en 1993 como analista de investigacion. Recibio un titulo con honores en Religion y Filosofia de Dartmouth College y una Maestria en Ciencias Politicas de Stanford University. El Sr. Chang es Analista Financiero Certificado (CFA).

Blaine P. Rollins es Vicepresidente Ejecutivo y administrador de cartera del Janus Fund, reemplazando a James P. Craig, quien previamente administro el Janus Fund de junio de 1986 a diciembre de 1999. El Sr. Rollins fue Vicepresidente Ejecutivo y administrador de cartera del Janus Balanced Fund de enero de 1996 a diciembre de 1999, Vicepresidente Ejecutivo y administrador de cartera del Janus Equity Income Fund de junio de 1996 a diciembre de 1999 y administrador asistente de cartera del Janus Fund de enero de 1994 a diciembre de 1999. El Sr. Rollins se incorporo a Janus Capital en 1990 y adquirio experiencia como operador de renta fija y analista de investigacion de valores accionarios antes de administrar el Janus Balanced Fund. Tiene el titulo de Licenciado Superior en Finanzas de la University of Colorado y es Analista Financiero Certificado
(CFA).

Karen L. Reidy es Vicepresidente Ejecutiva y administradora de cartera del Janus Balanced Fund y del Janus Equity Income Fund, reemplazando a Blaine P. Rollins, quien previamente administro el Janus Balanced Fund y el Janus Equity Income Fund. Ella es tambien administradora asistente de cartera del Janus Fund. Antes de incorporarse a Janus Capital en 1995, trabajo para Price Waterhouse como administradora en las unidades de negocios tanto de Fusiones y Adquisiciones como de Auditoria. La Srta. Reidy realizo varios trabajos de investigacion de antecedentes ("due diligence") para clientes empresariales y superviso proyectos de auditoria. Recibio un titulo universitario en Contabilidad de la University of Colorado en 1989 y aprobo el examen de Contadora Publica Titulada (CPA) en 1992. Ella es Analista Financiera Certificada (CFA).

                                                        (Continua en el reverso)

John H. Schreiber es administrador asistente de cartera del Janus Fund. El Sr. Schreiber se incorporo a Janus Capital en 1997 como analista de investigacion de valores accionarios. Antes de incorporarse a Janus Capital, fue analista de valores accionarios con Fidelity Investments. El Sr. Schreiber tiene el titulo de licenciado en ingenieria mecanica de la University of Washington y una Maestria en Administracion de Empresas (M.B.A.) de Harvard University. Es Analista Financiero Certificado (CFA).

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